Semi-Annual Report

                                                                          [LOGO]
                                                                     THE GABELLI
                                                                     GLOBAL
                                                                     MULTIMEDIA
                                                                     TRUST INC.

                                  June 30, 1997

                                       [LOGO]
                                  THE GABELLI
                                  GLOBAL
                                  MULTIMEDIA
                                  TRUST INC.

Our cover icon represents the underpinnings of Gabelli. The Teton mountains in Wyoming represent what we believe in in America -- that creativity, ingenuity, hard work and a global uniqueness provide enduring values. They also stand out in an increasingly complex, interconnected and inter-dependent economic world.

Investment Objective:

The Gabelli Global Multimedia Trust Inc. is a closed-end, non-diversified management investment company whose primary objective is long-term growth of capital, with income as a secondary objective.

                    This report is printed on recycled paper.

                                                        [PHOTO OF MARIO GABELLI]

                                                                          [LOGO]
                                                                     THE GABELLI
                                                                     GLOBAL
                                                                     MULTIMEDIA
                                                                     TRUST INC.

To Our Shareholders,

      In the second quarter of 1997, equities investors concluded that inflation was just a bad dream after all and that "Captain Greenspan" was bringing the economy in for another soft landing. Blue chip stocks remained in the limelight, but smaller stocks participated in the surge. The Dow Jones Industrial Average
(DJIA) gained 17.1%.

      For the six months ended June 30, 1997, The Gabelli Global Multimedia Trust Inc.'s ("Multimedia Trust") net asset value per share increased 14.7% to $9.28 on June 30, 1997. This compares to the average 13.9% increase of the 202 Global Funds tracked by Lipper Analytical Services. For the second quarter ended June 30, 1997, the Fund increased 12.8%. Since its inception on November 15, 1994, the Multimedia Trust's net asset value has achieved a 44.1% total return after adjusting for the rights offering and all distributions. This equates to a 14.9% average annual return.

      The Multimedia Trust's common shares ended the second quarter at $7.5625 per share on the New York Stock Exchange, up 10.0% for the quarter and an increase of 10.0% for the year. The common shares have increased 10.2% since inception after adjusting for all distributions and the rights offering.

What We Do

      We do what is described as bottom up research: we read annual reports; we visit the competition; we talk to customers; we go belly to belly with management. In past reports, we have tried to articulate our investment philosophy and methodology. The following graphic further illustrates the interplay among the four components of our valuation approach.

[GRAPHIC OMITTED]

      Our focus is on free cash flow; earnings before interest, taxes, depreciation and amortization (EBITDA) minus the capital expenditures necessary to grow the business. We believe free cash flow is the best barometer of a business' value. Rising free cash flow often foreshadows net earnings improvement. We also look at earnings per share trends. Unlike Wall Street's ubiquitous earnings momentum players, we do not try to forecast earnings with accounting precision and then trade stocks based on quarterly expectations and realities. We simply try to position ourselves in front of long-term earnings uptrends. In addition, we analyze on and off balance sheet assets and liabilities such as plant and equipment, inventories, receivables, and legal, environmental and health care issues. We want to know everything and anything that will add to or detract from our private market value (PMV) estimates. Finally, we look for a catalyst; something happening in the company's industry or indigenous to the company itself that will surface value. In the case of the independent telephone stocks, the catalyst is a regulatory change. In the agricultural equipment business, it is the increasing world-wide demand for American food and feed crops. In other instances, it may be a change in management, sale or spin-off of a division or the development of a profitable new business.

      Once we identify securities that qualify as fundamental and conceptual bargains, we then become patient investors. This has been a proven long-term method for preserving and enhancing wealth in the U.S. securities market. At the margin, our new investments are focused on businesses that are well-managed and will benefit from sustainable long-term economic dynamics. These include macro trends, such as the globalization of the market in filmed entertainment and telecommunications, and micro trends, such as an increased focus on productivity enhancing goods and services.

THE PORTFOLIO OVERVIEW

Global Allocation

      The chart at the right represents the Multimedia Trust's holdings by geographic region as of June 30, 1997. The geographic allocation will change based on current global market conditions. Countries and/or regions and companies represented in the chart and below may or may not be included in the Multimedia Trust's portfolio in the future.

   [THE FOLLOWING TABLE WAS DEPICTED AS A PIE CHART IN THE PRINTED MATERIAL.]

                    HOLDINGS BY GEOGRAPHIC REGION - 6/30/97

                        United States           72.2%
                        Europe                   8.3%
                        Latin America            8.2%
                        Asia/Pacific Rim         5.8%
                        Canada                   5.5%

Equity Mix

      The Multimedia Trust's investment premise falls within the context of two main investment universes: 1) companies involved in creativity, as it relates to the development of intellectual property rights (copyrights); and 2) companies involved in distribution, as it relates to the delivery of these copyrights. Additionally, this includes the broad scope of communications-related services such as basic voice and data.

      The chart at the right depicts our equity mix of the copyright/creativity and distribution companies in our portfolio as of June 30, 1997.

   [THE FOLLOWING TABLE WAS DEPICTED AS A PIE CHART IN THE PRINTED MATERIAL.]

                        Distribution            56.7%
                        Copyright/Creativity    43.3%

COMMENTARY

The Economy and the Stock Market:  Having Your Cake and Eating It Too

      From 1995 through the second quarter of 1997, equities investors have enjoyed their just desserts. Modest economic growth, low inflation, and strong corporate earnings have translated into spectacular equities returns. The "What Me Worry" market cheerleaders are now projecting these favorable conditions forward indefinitely in order to justify high equities valuations and to support their fantastic predictions for the Dow and S&P. We look at the same picture and wonder whether all the economic components that have combined to propel this historic market advance are sustainable.

      If it is truly different this time around, the stock market tree can grow to the sky. Stocks probably deserve to trade at 20 times earnings or higher if the following scenario holds: the Federal Reserve and corporate managements have really tamed the business cycle; inflation is truly dead rather than dormant; further cost cutting and productivity gains allow American corporations to continue to grow earnings at three to four times top line revenues; and there are no major political or financial accidents here or abroad. In other words, everything has to remain right for the fundamentals to raise the safety net -- we just do not have a "margin of safety".

      Let's look at what's been going so right and what could go wrong. We have to applaud Alan Greenspan's Federal Reserve and corporate managements for reducing economic volatility. More modest but sustainable economic growth is vastly preferable to the boom/bust business cycles of the past. The business cycle has not disappeared, but the 3 1/2 billion new consumers in the global market place have added extra secular growth to the global economy, perhaps diluting the cyclical effects of economic policy most of us have lived through. We do not believe inflation is dead, but it is certainly subdued.

      Can net earnings continue to outpace top line revenue growth? Corporate America has been on "Slim Fast" for almost a decade. Management has restructured and technology has contributed to enormous productivity gains. How much more efficiently can we run our businesses? Rebounding from 1994's inventory bubble, S&P 500 earnings grew approximately 18% in 1995. These earnings rose nearly 10% in 1996, and are projected to advance another 9% to 11% in 1997. These are impressive numbers considering the economy has chugged along at a modest 3% to 4% annual growth rate over this same time period. Return on equity has exceeded the expectation of even the most optimistic. Will we retreat to a more normal relationship between top line revenue and earnings growth?

      This year, equities investors have been so concerned about inflation and the potential for higher interest rates while praying so fervently for a slower economy, they seem to have lost sight of the fact that one of the consequences may be corporate earnings growth below "enhanced expectations." With Europe and the Far East gaining economic momentum, second half earnings for U.S. multinationals should be okay, with an obvious yellow flag associated with "currency" adjustments. But, we are likely to see disappointments domestically. Investors' recent reaction to warnings of earnings shortfalls from a string of leading technology companies may be duplicated in other industry groups in the next six months.

      The final piece of the puzzle is always the most difficult to predict -- some form of political or financial accident that could spread like a California brush fire in the increasingly interconnected global economy and capital markets. That is the "G Factor" - only God knows.

      What do we conclude from all this conjecture? If we continue to be blessed with this highly favorable economic backdrop for equities, the stock market can continue to advance, albeit at a much less torrid pace than we have enjoyed over the last 2 1/2 years. Equities investors can continue to have their cake and eat it too, but it will be served in significantly smaller portions. If there proves to be one or more flies in the ointment, we could see a substantial correction that lasts for more than just a few weeks. We also believe we are entering what could be an extended phase of a market of stocks rather than a stock market. Investors have been broadening their horizons as evidenced by the much stronger relative performance of broader market indices. This would indicate that individual stock fundamentals are becoming as important as sheer market momentum in the decision making process.

Cable Television: One Man's Junk is Bill Gates' Treasure

      We have been analyzing the cable television (CATV) stocks for many years. We've experienced the thrill of victory -- the pricing deregulation and rampant consolidation of the industry in the mid eighties -- and over the last few years, the agony of defeat -- re-regulation and the threat of competition from telcos and satellite broadcasters. Through it all, we have viewed cable TV as a good long-term investment. The business has most of the economic and financial characteristics we favor: an identifiable franchise, high operating margins, and strong cash flow. We are aware of the negatives: lousy service by new entrants, high debt, the need for a second round of substantial capital investment to technologically upgrade systems, and the prospect for increased competition. However, we remain confident that the value of all those connections to American homes will ultimately be recognized.

      Cablevision Systems Corporation (CVC - $53.50 - ASE) best illustrates the recent trials and tribulations of cable television operators and investors. A great growth company in the 1980s, Cablevision built a terrific franchise in the New York metropolitan area. They were also early to recognize the potential of cable networks and programming by investing in American Movie Classics, Bravo, eight regional sports networks, and 50% of MSG (Madison Square Garden, the NY Knicks and the NY Rangers). In the process, they leveraged the company to the hilt and were as vulnerable as anyone to potential competition from News Corporation Limited (NWS - $19.25 - NYSE) Chairman Rupert Murdoch's plan for a national satellite broadcast system--labeled by Wall Street as the "Death Star" for the CATV industry. In the last year, Cablevision stock fell from the mid $50's to a low of $25 per share.

      Then, things got interesting. Murdoch's Death Star was grounded. Recognizing cable television lines were likely to continue to be the speediest data transmission highway into the home, Microsoft Corporation's (MSFT - $126.375 - Nasdaq) Bill Gates invested $1 billion in Comcast Corporation (CMCSA
- $20.9375 - Nasdaq), instantly ratcheting up the value of every cable television link in the country. Cablevision moved quickly to further consolidate its system by swapping 33% of its stock to Tele-Communications, Inc. (TCOMA - $14.875 - Nasdaq) in return for an additional 820,000 subscribers in the New York metropolitan area. It then closed on the remaining 50% of MSG from its partner ITT Corporation (ITT - $61.0625 - NYSE). Finally, in a particularly deft move, Cablevision sold 40% of its Rainbow cable network and programming unit to News Corp's Fox unit for $850 million, bolstering both its network/programming assets through a planned national sports network with its new partners and its debt heavy balance sheet. Cablevision's stock went from deep in Wall Street's doghouse to the penthouse almost overnight. We expect a lot more from Cablevision.

      Although a much more diversified media company, Time Warner Inc. (TWX - $48.25 - NYSE) stock has been stuck in the mud due to its substantial cable television operations. Chairman Gerald Levin has been pressured by Wall Street and several large institutional and corporate shareholders to reduce the company's exposure to the business by off-loading cable systems to US West Media Group (UMG - $20.25 - NYSE) in return for its minority stake in Time Warner Entertainment. Believing Levin would be forced to throw in the towel on cable, US West Media Group held out for a higher price (more cable subscribers) than Levin was willing to part with. Perhaps US West Media has outfoxed itself. With the escalating value of its assets, Time Warner is now in the driver's seat in negotiating a deal. We believe Time Warner will eventually reduce its exposure to cable and focus more on its programming and publishing assets. When they pull the trigger on cable, they will get a much better price.

Let's Make a Deal

      News Corp/International Family Entertainment

      In the long running game show "Let's Make a Deal," host Monty Hall would urge his contestants to deal for the fabulous prizes hidden behind door number one, two, or three. This quarter, we've had portfolio prizes hidden behind all three doors. Seeking a national distribution channel for its children's programming and shut out by a Supreme Court ruling upholding "must carry" requirements, News Corp. wooed and won International Family Entertainment, Inc. (FAM - $34.375 - NYSE).

      We believe the current "Let's Make a Deal" market may run as long as the popular game show. There is tremendous liquidity in the financial system. With modest top line revenue growth, minimal pricing flexibility, and limits to further margin expansion through cost cutting and productivity gains, the ability of many companies to grow earnings from existing operations is restrained. The answer for many will be to grow via acquisitions. This will not take the form of the re-conglomeratization of American business. Instead, we will see larger companies buying smaller niche companies to complement their existing businesses. This feeds nicely into our focus on smaller niche franchises and we expect to be bidding a fond farewell to additional portfolio holdings in the years ahead. We identified the "urge to consolidate" in previous reports to you. We have announced and heralded this Third Wave of Mergers in all of our letters to you since General Electric Company (GE - $65.375 - NYSE) attempted a hostile takeover of Kemper in February 1994. A reduction in long-term capital gains rates will fan the flames of an already raging fire.

The Last Shall Be First

      Our investment thesis is that if you buy good businesses at the right price, and hold them long term, you will eventually earn a satisfactory return. Often, it takes quite awhile for the corporate values we identify to be recognized by other investors. Generally, our patience is rewarded. This quarter, many of our sleepers have come to life. Golden Books Family Entertainment, Inc. (GBFE - $12.50 - NASDAQ) and Cablevision (CVC - $53.50 -
ASE) were among our top performing stocks, posting large percentage gains after somewhat extended naps. If you factor in our holding periods, there are not many grand slam home runs. These are singles and doubles, and in some cases, the count is just now even. But, they are helping to produce the kind of consistent investment progress our value discipline is designed to provide. In this age of instant gratification, most investors are simply not willing to wait on stocks that aren't moving. They dump and run, chasing momentum not value. This may work well during roaring bull markets. But, over the long term and through the market cycles, it has not proven to be a particularly effective way to generate superior returns.

Preferred Stock -- An Investment For The Future

      In the first quarter, the Board of Directors of The Gabelli Global Multimedia Trust authorized management to consider an offering of preferred stock. On June 4, 1997, the Trust successfully completed its offering of cumulative preferred stock which was rated 'aaa' by Moody's Investors Service Inc. Shareholder response has been positive and we appreciate the efforts of Smith Barney and Gabelli & Company, Inc., the underwriters, and wish to thank and welcome all those investors who participated.

      The Trust issued 1,250,000 Preferred Shares at $25 with an annual dividend rate of $1.98 per share paying semi-annually starting in December 1997. The Preferred Shares are trading on the New York Stock Exchange under the symbol GGT Pr. We thought we would answer some questions about preferred stock.

Q: What is Preferred Stock?

      Preferred stock is a form of equity investment which has certain rights that differ from those of common stock. In our case, the preferred stock was issued at $25 per share with a fixed dividend rate of $1.98. The Trust is obligated to pay this dividend to the Preferred Shareholders before any dividends are paid to the holders of common shares. Thereafter, any return earned in excess of this dividend rate would work to benefit the Common Shareholders.

Q: How would Preferred Shares benefit Common Shareholders?

      From its inception on November 15, 1994 through June 30, 1997, the Multimedia Trust has earned a 14.9% average annual return. The only obligation that the Trust has to the Preferred Shareholders is to pay the stated dividend rate. Given the current market environment, we considered this to be an ideal opportunity to take advantage of relatively low long-term interest rates and to earn an excess return for our Common Shareholders consistent with our conservative investment approach. Any return earned in excess of the stated dividend rate, which is less than the Trust's average annual return, would directly benefit Common Shareholders; however, any shortfall from the stated rate would impact the Common Shareholders in the opposite fashion. Therefore, by taking advantage of the current relatively low interest rate environment and achieving our investment objectives, the Preferred Share issuance offers what we believe is a conservative method of adding wealth for our Common Shareholders.

      As an additional benefit, since the Preferred Offering increases the Trust's overall capital base, fixed costs of the Trust are spread over more assets. Thus, a lower expense ratio will work to benefit Common Shareholders.

      Furthermore, Common Shareholders stand to receive certain tax benefits as a result of the Preferred Stock offering. Since taxable income is allocated to the Preferred Shareholders before Common Shareholders, taxable distributions to Common Shareholders are not required to the extent they would be if the Preferred Shares were not outstanding. Common Shareholders thus avoid having to pay taxes on that portion of taxable income that previously would have been distributed to them. By deferring these taxable distributions and taxes associated therewith, the net asset value of the common shares are likely to grow at a faster rate.

Q: Why did the Trust consider Preferred Shares?

      Right now, long-term interest rates are at relatively low levels. The dividend rate that the Trust is required to pay on the Preferred Shares is related to long-term rates. In this environment, we have a great opportunity to create value by earning a return in excess of the Preferred's dividend rate over the long term. Therefore, we believe this represents an opportunistic time for the Trust to take advantage of these low rates.

Q: Will Gabelli Funds, Inc. be paid a management fee on the Preferred Capital?

      With the completion of the preferred offering, the Adviser has agreed to waive the management fee on the incremental assets if the return on the Trust does not exceed the stated dividend rate on the Preferred Shares.

Q: What were the offering costs involved with the Preferred Shares?

      Consistent with our conservative approach, the Trust issued the Preferred Shares in a cost efficient manner at less than $0.12 per share. Although this offering crimped our results for the quarter -- 12.8% versus 14.3% had the Preferred Shares not been issued -- this modest investment provides the underpinnings for successful returns in the future.

Let's Talk Stocks

      The following are stock specifics on selected holdings of the Multimedia Trust. Favorable EBITDA (Earnings Before Interest, Taxes, Depreciation and Amortization) prospects do not necessarily translate into higher stock prices, but they do express a positive trend which we believe will develop over time.

BC TELECOM, Inc. (BCT - $23.46 - TSE), formerly British Columbia Telephone Company, is the second largest telecommunications services company in Canada. A subsidiary of GTE Corporation (GTE - $43.875 - NYSE) owns 52% of the company. We estimate the private market value (PMV) of BCT to be $50 per share. Its basic telephone operations provide service to more than two million telephone lines and are growing at twice the Canadian industry average. BCT's crown jewel is a rapidly growing cellular phone company which currently serves 463,000 subscribers. We expect BCT to take advantage of the deregulatory trend in Canada by entering new businesses in which they are now allowed to participate.

Cablevision Systems Corporation (CVC - $53.50 - ASE), based in Woodbury, NY, is a major cable TV operator serving 2.9 million subscribers, including managed systems. CVC's cable systems generate average monthly subscriber revenues among the highest in the industry. CVC is purchasing ITT's 50% stake in MSG (Madison Square Garden) Properties for $500 million cash, plus options that bring the transaction's value to almost $690 million. Cablevision intends to use the proceeds from the sale of a 40% stake in Rainbow Sports to a News Corp./TCI joint venture to pay down a significant portion of MSG's debt. With its upgraded cable systems, CVC is well-positioned to offer telephony, high-speed data and enhanced video services. We believe Cablevision's PMV is about $90 per share.

Giddings & Lewis Inc. (GIDL - $20.875 - Nasdaq), a maker of machine tools and assembly line equipment, agreed to be acquired by Germany's Thyssen AG in a $675 million bid that topped a rival offer. Thyssen, a diversified German steelmaker, launched a $21 per share cash tender offer for all Giddings & Lewis' outstanding shares. The offer topped a $19 per share bid from Harnischfeger Industries Inc. (HPH - $42.875 - NYSE), also a machine tools maker, which Giddings rejected in May. The acquisition would give Thyssen a manufacturing base in the U.S. while Giddings would benefit from the larger company's global presence and common ties to the automobile industry. The tender is subject to Thyssen receiving a majority of Giddings & Lewis' outstanding shares in the offer, as well as approval from U.S. and German regulators. The tender offer is expected to be completed by the end of July.

Grupo Televisa S.A. (TV - $30.375 - NYSE) is a Mexico-based entertainment company that dominates the Spanish speaking world through its fully integrated mix of content and distribution. The company is an excellent vehicle for accessing the growth in disposable income among the Spanish speaking population on a global basis. The business mix includes film, music, cable television and broadcasting. Grupo Televisa also has valuable holdings in PanAmSat Corporation (SPOT - $29.00 - Nasdaq) and Univision Communications Inc. (UVN - $39.125 -
NYSE). A five-year restructuring plan - "Televisa 2000" - is designed to cut costs by $90 million annually over the next three years and to raise Televisa's cash flow margin by more than 25%.

International Family Entertainment, Inc. (FAM - $34.375 - NYSE) is a Virginia-based entertainment company with production and distribution operations around the world. With such key assets as The Family Channel, MTM and Cable Health Club, FAM is a leading provider of cable programming oriented toward families. The Family Channel is performing exceptionally well, and MTM has been re-energized. FAM has created an exceptional franchise which attracted News Corporation Limited (NWS - $19.25 - NYSE), whose Fox Kids Worldwide Inc. unit agreed to buy FAM for $35 a share cash in a transaction valued at $1.9 billion.

Tambrands, Inc. (TMB - $49.875 - NYSE) agreed to be acquired by Procter & Gamble Company for $2 billion in cash and assumed debt. P&G will pay $50 a share in cash, or $1.85 billion, and assume $150 million in debt for Tambrands. The purchase would make P&G the largest producer of feminine hygiene products. P&G will give Tambrands the financial resources, marketing experience and distribution network to expand sales outside the U.S. While Tambrands has half of the U.S. tampon market, valued at $800 million, sales are much lower in foreign markets. P&G hopes to distribute Tampax in Latin America and Asia, which have more than half of the world's population yet account for less than 5 percent of Tampax's volume sales. The transaction is expected to be completed during the third quarter of 1997.

Telecomunicacoes Brasileiras SA (Telebras) (TBR - $151.75 - NYSE) is the Brazilian government-controlled monopoly telecommunications holding company consisting of 28 subsidiaries serving more than 14 million telephone lines and two million cellular customers in a country with a population of 160 million. The penetration rate is less than 9% for telephone and 1% for cellular. The stock is attractively priced at less than six times our estimate of 1997 cash flow. Future opportunities include the prospects of privatization, strong line growth and improvements in efficiency. Telebras is benefiting from an improved rate structure which allows the company to recoup inflation-related cost increases on a more consistent basis.

Telefonica de Espana (TEF - $86.25 - NYSE) is a diversified telecommunications service provider offering services to more than 15 million lines. The company also services a fast growing cellular subscriber base which now exceeds two million subscribers. We consider TEF an ideal way to invest in Latin America, with a diversified portfolio of telecommunication operations in the region. Its portfolio of publicly traded Latin American companies includes: Compania de Telecomunicaciones de Chile S.A., Telefonica de Argentina S.A. and Compania Peruana de Telefonos SA. TEF also holds interests in non-public Latin American telecom operations in Mexico, Colombia, Puerto Rico, Uruguay and Venezuela. The company's long-term strategy is to create a Pan-American network, leveraging the Spanish-speaking world. TEF jump-started this effort with its decision to form a global alliance with British Telecom/MCI's Concert plc, which is gaining momentum in the race to become the dominant provider of one-stop shopping for full-service, global telecommunications products.

Time Warner, Inc. (TWX - $48.25 - NYSE), having completed its acquisition of Turner Broadcasting in the fourth quarter of 1996, is the world's largest diversified media and publishing company. The combined companies have more than $23 billion in revenues and over $4.5 billion in EBITDA. Together they control a host of powerful media brands, such as CNN, Warner Brothers film, HBO, Cinemax and Time and People magazines. Under the leadership of Chairman Gerald Levin and Vice-Chairman Ted Turner, Time Warner is now focused on reducing its almost $13 billion in debt and simplifying its capital structure. Achievement of both goals would be greatly aided by a successful restructuring of the Time Warner Entertainment partnership with U.S. West Media Group (UMG - $20.25 - NYSE).

Viacom, Inc. (VIA - $29.4375 - ASE; VIA'B - $30.00 - ASE), long a major provider of entertainment "content", has evolved into one of the world's dominant media companies. Following its acquisitions of Paramount Communications and Blockbuster Entertainment, the company is now divesting non-core assets to reduce debt and is focusing on the global expansion of its media franchises. The company has divested its cable systems subsidiary in a transaction with Tele-Communications, Inc. (TCOMA - $14.875 - Nasdaq) which reduced Viacom's debt by $1.7 billion and the number of common shares outstanding by about 4%. Its radio group, Evergreen Media, is being sold for $1.1 billion in cash. Viacom is well-positioned in music (notably MTV) and cable networks such as Nickelodeon, USA (50% interest) and the Sci-Fi Channel.

Shareholder Meeting - May 12, 1997

      The Annual Meeting of shareholders was held on May 12, 1997 at the Greenwich Library in Greenwich, Connecticut. At that meeting, shareholders elected James P. Conn, Anthony R. Pustorino and Karl Otto Pohl as Directors of the Global Multimedia Trust. A total of 5,330,786 votes, 5,307,820 votes and 5,295,560 votes were cast in favor of each Director and 317,958 votes, 340,924 votes and 353,184 votes were withheld for each Director, respectively.

      At the meeting, the shareholders also selected Price Waterhouse L.L.P. as the independent accountants for the Global Multimedia Trust for the year ending December 31, 1997. 5,319,393 votes were cast in favor of the approval of this proposal, 137,160 votes were cast against the proposal and 66,739 votes abstained.

      In addition, the shareholders approved the revision of the fundamental restriction regarding senior securities. 4,010,824 votes were cast in favor of the approval of this proposal, 1,011,769 votes were cast against the proposal and 164,033 votes abstained. We thank you for your participation and appreciate your continued support.

Multimedia Trust Share Repurchase

      At a special meeting of the Board of Directors on July 3, 1996, the Board authorized the repurchase of up to 500,000 shares of the Multimedia Trust's outstanding shares. On February 26, 1997, the Board voted to increase the authorized shares which may be repurchased to 750,000 shares. The Multimedia Trust may from time to time purchase shares of its capital stock in the open market when the shares are trading at a discount of 10% or more from the net asset value of the shares. During the second quarter, the Trust repurchased 19,833 shares at an average discount of 19.7%. In total, through June 30, 1997, 419,833 shares were repurchased in the open market.

Internet

      You can now visit us on the Internet. Our home page at http://www.gabelli.com contains information about Gabelli Funds, Inc., the Gabelli Mutual Funds, quarterly reports, closing prices, IRAs, 401(k)s and other current news. You can also send us e-mail at closedend@gabelli.com.

In Conclusion

      The strength of the market is understandable considering today's favorable economic/earnings/interest rate backdrop and the enormous amount of money being poured into equities mutual funds. Although high by historical standards, current equities valuations may be justified as long as these "best of all possible worlds" market conditions can be sustained. If something happens to disrupt this comfortable scenario -- our best guess is it may come in the form of more widespread earnings disappointments as the slowing economy begins to impact corporate profitability -- the market could run into some trouble.

      We are encouraged by the broadening of this bull market and some evidence that investors are once again focusing on fundamental value instead of just momentum. Stock pickers across the land rejoice! Ongoing merger and acquisition activity should continue to provide a tailwind for our portfolio.

      As always, we thank you for your confidence in our investing abilities and will work hard to preserve and enhance the assets you have entrusted to us.

                                      Sincerely,


                                      /s/ Mario J. Gabelli

                                      Mario J. Gabelli, CFA
                                      President and Chief Investment Officer
August 1, 1997

--------------------------------------------------------------------------------

                                Top Ten Holdings
                                  June 30, 1997
                                ----------------

International Family Entertainment
Time Warner, Inc.
Tambrands, Inc.
Viacom, Inc.
Grupo Televisa S.A.
Telecomunicacoes Brasileiras SA (Telebras)
Cablevision Systems Corp.
Telefonica De Espana
Giddings & Lewis, Inc.
BC TELECOM, Inc.

--------------------------------------------------------------------------------

NOTE: The views expressed in this report reflect those of the portfolio manager only through the end of the period of this report as stated on the cover. The manager's views are subject to change at any time based on market and other conditions.

The Gabelli Global Multimedia Trust Inc.
Portfolio of Investments -- June 30, 1997 (Unaudited)
================================================================================
                                                               Market
   Shares                                          Cost         Value
   ------                                          ----         -----
COMMON STOCKS - 76.9%

COPYRIGHT/CREATIVITY COMPANIES - 33.8%

           Advertising - 0.0%
      200  Havas Advertising, SA..........     $   19,126    $   23,992
      200  Publicis SA....................         13,971        20,929
                                             ------------  ------------
                                                   33,097        44,921
                                             ------------  ------------
           Cable Programmers - 10.0%
    4,000  BET Holdings, Inc., Class A+...         80,800       131,000
   15,000  CANAL+, Sponsored ADR..........        431,000       584,170
   20,000  Flextech plc+..................        129,729       214,055
   30,000  Gaylord Entertainment
             Company, Class A.............        655,092       691,875
   55,000  HSN, Inc.+.....................      1,116,283     1,718,750
  220,000  International Family
             Entertainment, Inc., Class B+ 5,264,504 7,562,500 112,500 Tele-Communications, Inc./
             Liberty Media Group,
             Class A+.....................      1,896,038     2,671,875
                                             ------------  ------------
                                                9,573,446    13,574,225
                                             ------------  ------------
           Diversified Publishers - 8.8%
   10,000  American Media Inc., Class A+..         74,500        70,000
   10,000  Arnoldo Mondadori Editore
             SpA..........................         63,827        57,819
   25,000  Belo (A.H.) Corporation,
             Class A......................        435,757     1,040,625
    2,500  Central Newspapers, Inc.,
             Class A......................         71,479       179,063
    4,000  Dow Jones & Company Inc........        144,950       160,750
      700  Filipacchi Medias..............         87,284       148,528
   30,000  Golden Books Family
             Entertainment, Inc.+.........        302,154       375,000
   22,000  Harcourt General, Inc..........      1,001,725     1,047,750
   12,000  Harte-Hanks
             Communications Inc...........        266,900       354,000
    2,000  Houghton Mifflin Company.......         81,819       133,500
   60,639  Independent Newspapers Ltd.,
             ORD..........................        177,182       357,883
   11,000  Knight-Ridder, Inc.............        313,659       539,688
    9,000  K-III Communications Corp.+....         90,000       108,000
   20,000  Lee Enterprises, Incorporated..        393,038       527,500
    8,000  McGraw-Hill Companies, Inc.....        408,650       470,500
   10,000  Media General, Inc., Class A...        284,125       400,000
   36,000  Meredith Corporation...........        495,150     1,044,000
   60,000  Nation Multimedia Group........         95,837       132,797
  100,000  New Straits Times Press Berhad.        319,511       586,371
  100,000  Oriental Press Group ORD.......         41,864        40,981
   10,000  Playboy Enterprises, Inc.,
             Class A......................         97,125       115,000
   80,000  Post Publishing Company Ltd....        219,014       112,676
   30,000  Pulitzer Publishing Company....        940,587     1,590,000
    2,000  Reader's Digest Association, Inc.,
             Class B......................         45,350        55,375
   35,000  Singapore Press Holdings, Ltd..        533,526       705,043
  400,000  South China Morning Post
             Holdings ORD.................        273,763       392,385
      300  SPIR Communication.............         23,329        23,047
   20,000  Thomas Nelson Inc..............        214,062       277,500
    4,000  Times Mirror Company,
             Class A......................         76,575       221,000
   50,000  Times Publishing Ltd...........        126,892       111,912
   10,000  United News & Media plc,
             ADR..........................        249,375       233,750
      200  Wiley (John) & Sons, Inc.,
             Class A......................          5,693         6,750
    1,000  Wolters Kluwer NV..............         90,625       121,752
                                             ------------  ------------
                                                8,045,327    11,740,945
                                             ------------  ------------
           Entertainment Production - 1.3%
   22,000  All American Communications
             Inc., Class B+...............        212,124       266,750
      450  American Radio Systems
             Corporation..................          7,911        17,944
   32,108  Ascent Entertainment Group
             Inc.+........................        294,856       292,986
    4,000  Cinergi Pictures Entertainment
             Inc.+........................         13,305         5,000
    2,000  DMX Inc.+......................          4,975         3,480
   13,000  EMI Group plc, Sponsored
             ADR..........................        192,709       235,625
    7,000  Grammy Entertainment plc+......         67,723        81,127
    3,500  Granada Group plc..............         35,566        46,023
   10,000  GTECH Holdings Corporation+....        169,281       322,500
    1,000  Harvey Entertainment
             Company+.....................         12,858        13,500
   15,000  Katz Media Group Inc.+.........        149,283        98,437
    1,000  Lancit Media Productions,
             Ltd.+........................         13,040         3,125
      300  NRJ SA.........................         22,694        40,837
    2,877  People's Choice TV
             Corporation+.................         17,186         4,675

                       See Notes to Financial Statements

The Gabelli Global Multimedia Trust Inc.
Portfolio of Investments (Continued) -- June 30, 1997 (Unaudited)
================================================================================
                                                               Market
   Shares                                          Cost         Value
   ------                                          ----         -----
COMMON STOCKS (Continued)

COPYRIGHT/CREATIVITY COMPANIES (Continued)

           Entertainment Production (Continued)
  100,000  Shaw Brothers (Hong Kong)
             Ltd..........................     $  145,929    $  112,294
   20,000  Spelling Entertainment Group,
             Inc.+........................        152,993       137,500
    3,250  THORN plc, ADR+................         54,979        37,578
    1,700  Tring International Group......          3,099           453
                                             ------------  ------------
                                                1,570,511     1,719,834
                                             ------------  ------------
           Global Media and Entertainment - 11.7%
  100,000  Grupo Televisa SA, GDR.........      2,254,572     3,037,500
   25,000  Havas, Sponsored ADR...........        498,375       437,500
   21,000  News Corporation Limited,
             ADS..........................        413,278       404,250
    2,000  PolyGram NV....................        114,825       107,625
   45,000  Seagram Company Ltd............      1,538,203     1,811,250
    1,000  Sony Corporation, ADR..........         54,114        88,000
  120,000  Time Warner, Inc...............      5,217,932     5,790,000
  120,000  Viacom Inc., Class A+..........      4,015,102     3,532,500
    6,000  Walt Disney Company............        410,625       481,500
                                             ------------  ------------
                                               14,517,026    15,690,125
                                             ------------  ------------
           Hotels/Gaming - 0.5%
    2,500  Churchhill Downs
             Incorporated.................        102,432       100,000
    1,000  Gaming Lottery Corporation.....          4,727         4,562
    5,000  ITT Corporation, New+..........        218,750       305,312
   50,847  Ladbroke Group plc.............        131,440       198,892
    2,500  Quintel Entertainment Inc.+....         12,500        41,250
                                             ------------  ------------
                                                  469,849       650,016
                                             ------------  ------------
           Information Publishing - 0.2%..
    2,500  Berlitz International Inc.+....         43,500        62,344
   20,000  Data Broadcasting
             Corporation+.................        112,256        95,000
    1,000  Dun & Bradstreet Corp..........         28,747        26,250
      500  Scholastic Corporation+........         16,500        17,500
                                             ------------  ------------
                                                  201,003       201,094
                                             ------------  ------------
           Software - 1.3%
    1,000  Activision Inc.+...............          6,415        14,375
  100,000  Digex, Inc.....................      1,291,948     1,290,625
    1,000  Electronic Arts Inc.+..........         22,353        33,625
    2,000  Excaliber Technologies
             Corporation..................         20,915        10,750
    8,000  H&R Block Inc..................        212,362       258,000
      500  Intel Corporation..............         32,500        70,906
      500  Microsoft Corporation+.........         15,510        63,188
      200  Netscape Communications
             Corp.+.......................          2,800         6,412
      100  Pixar Inc.+....................          2,200         1,575
                                             ------------  ------------
                                                1,607,003     1,749,456
                                             ------------  ------------
TOTAL COPYRIGHT/CREATIVITY
             COMPANIES ...................     36,017,262    45,370,616
                                             ------------  ------------
DISTRIBUTION COMPANIES - 43.1%
           Broadcasting - 8.2%
   70,000  Ackerley Group, Inc............        385,688       761,250
    1,000  Audiofina......................         54,505        39,788
    3,000  Baton Broadcasting Inc.+.......         19,240        27,592
    7,000  BHC Communications, Inc.,
             Class A......................        544,988       836,500
    3,000  British Sky Broadcasting
             Group, Sponsored ADR.........         72,400       134,062
   18,000  CanWest Global
             Communications Corp..........         92,012       262,013
    2,000  Carlton Communications plc,
             Sponsored ADR................         63,625        86,000
   27,260  Chris-Craft Industries, Inc....      1,008,422     1,315,295
    2,000  Clear Channel
             Communications, Inc.+........         28,244       123,125
   13,000  Cox Radio Inc., Class A+.......        240,500       333,125
      500  Emmis Broadcasting
             Corporation, Class A+........         10,489        21,812
      200  Europe 1 Communication+........         44,101        41,007
      750  Evergreen Media Corporation,
             Class A+.....................         10,736        33,469
    3,560  Fisher Companies Inc...........        260,310       462,800
    5,000  General Electric Company.......        129,375       326,875
    5,000  Granite Broadcasting
             Corporation+.................         58,517        51,250
    8,750  Gray Communications
             Systems, Inc.................        172,625       196,328
   40,000  Gray Communications Systems,
             Inc., Class B................        810,063       835,000
    5,000  Grupo Radio Centro, SA de
             CV, ADR......................         42,938        58,750
    2,000  Heritage Media Corporation,
             Class A+.....................         28,675        37,750
      500  Jacor Communications, Inc.+....          6,957        19,125
      700  LaGardere Groupe...............         12,878        20,332

                       See Notes to Financial Statements

The Gabelli Global Multimedia Trust Inc.
Portfolio of Investments (Continued) -- June 30, 1997 (Unaudited)
================================================================================
                                                               Market
   Shares                                          Cost         Value
   ------                                          ----         -----
COMMON STOCKS (Continued)

DISTRIBUTION COMPANIES (Continued)

           Broadcasting (Continued)
   25,000  LIN Television Corporation+....     $  763,430   $ 1,103,125
      400  Metropole TV M6 SA.............         35,208        38,115
    1,100  Nippon Television
             Broadcasting.................        323,764       441,844
    7,500  NTN Communications Inc.+.......         43,500        33,281
   42,000  Paxson Communications
             Corporation, Class A+........        379,794       551,250
      976  SAGA Communications,
             Incorporated, Class A+.......          9,710        18,056
    2,000  Scandinavian Broadcasting
             SA+..........................         42,023        44,500
   25,000  Sistem Televisyen Malaysia
             Berhad.......................         36,518        51,010
   50,000  Television Broadcasting Ltd.
             ORD..........................        187,673       224,589
    2,000  Television Francaise 1.........        206,188       178,663
   40,000  Tokyo Broadcasting System......        655,630       820,817
   10,000  United Television, Inc.........        763,979       990,000
   25,000  Westinghouse Electric Corp.....        372,789       578,125
                                             ------------  ------------
                                                7,917,494    11,096,623
                                             ------------  ------------
           Business Services - 0.5%
   20,000  Prime Service, Inc.............        634,350       638,750
                                             ------------  ------------
           Cable - 4.5%
   46,700  Cablevision Systems
             Corporation, Class A+........      1,802,899     2,498,450
    5,000  Century Communications
             Corporation, Class A+........         21,875        26,875
    8,000  Comcast Corporation,
             Class A......................        123,000       167,500
    1,000  Comcast Corporation,
             Class A Special..............         15,612        21,375
    3,000  Comcast U.K. Cable Partners
             Limited, Class A+............         43,612        36,000
    4,000  General Cable plc, ADR+........         58,500        54,000
    3,000  NTL Incorporated+..............         62,325        74,625
    1,000  Mercom, Inc....................          7,000         7,000
    2,000  Rogers Communications, Inc.,
             Class B+.....................         12,683        12,375
    6,000  Telewest Communications plc,
             Sponsored ADR+...............        128,807        93,750
   80,000  Tele-Communications, Inc.,
             Class A+.....................      1,171,774     1,190,000
   50,000  Tele-Communications
             International, Inc., Class A+        795,563       771,875
  100,000  United International Holdings,
             Inc., Class A+...............      1,395,845     1,037,500
    5,000  Videotron Groupe...............         42,106        39,831
      100  Wireless One Inc.+.............          1,329           256
                                             ------------  ------------
                                                5,682,930     6,031,412
                                             ------------  ------------
           Consumer Products - 4.1%
   30,000  Mafco Conslidated Group,
             Inc..........................        999,000     1,005,000
   89,000  Tambrands, Inc.................      4,427,825     4,438,875
                                             ------------  ------------
                                                5,426,825     5,443,875
                                             ------------  ------------
           Consumer Services - 1.0%
    3,000  Department 56, Inc.+...........         62,108        66,563
   78,000  Ticketmaster Group Inc.+.......      1,117,722     1,296,750
                                             ------------  ------------
                                                1,179,830     1,363,313
                                             ------------  ------------
           Entertainment Distribution - 1.8%
  120,000  Cineplex Odeon
             Corporation+.................        165,000       217,500
   22,000  GC Companies, Inc.+............        609,163     1,012,000
   19,500  Shaw Communications, Inc.,
             Class B, conv................        122,708       143,336
   50,000  US WEST Media Group+...........        908,819     1,012,500
                                             ------------  ------------
                                                1,805,690     2,385,336
                                             ------------  ------------
           Equipment - 2.4%
    6,000  General Instrument
             Corporation+.................        159,589       150,000
  112,900  Giddings & Lewis, Inc..........      2,349,572     2,356,787
    7,000  Lucent Technologies, Inc.......        189,000       504,437
    1,000  Northern Telecom Limited.......         34,956        91,000
    1,000  Philips Electronics N.V.,
             New York.....................         38,425        71,875
    3,000  Scientific-Atlanta, Inc........         50,804        65,625
                                             ------------  ------------
                                                2,822,346     3,239,724
                                             ------------  ------------
           Information Services - 0.1%
    2,000  Cognizant Corporation..........         58,759        81,000
                                             ------------  ------------
           International Telephone - 9.6%
   80,000  BC TELECOM Inc.................      1,435,326     1,877,105
   30,000  BCE Inc........................        536,250       840,000
    5,000  BHI Corporation................         78,755       110,000
   28,000  Cable & Wireless plc,
             Sponsored ADR................        564,900       782,250

                       See Notes to Financial Statements

The Gabelli Global Multimedia Trust Inc.
Portfolio of Investments (Continued) -- June 30, 1997 (Unaudited)
================================================================================
                                                               Market
   Shares                                          Cost         Value
   ------                                          ----         -----
COMMON STOCKS (Continued)

DISTRIBUTION COMPANIES (Continued)

           International Telephone (Continued)
   35,000  Compania de
            Telecomunicaciones de
            Chile SA, Sponsored ADR.......     $  635,219    $1,155,000
      500  CPT Telefonica del Peru,
             ADR..........................         10,250        13,094
  200,000  CPT Telefonica del Peru,
             Class B......................        414,925       525,047
    2,000  Deutsche Telekom AG,
             ADR+.........................         37,780        48,250
    2,000  Esprit Telecom Group plc,
             ADR+.........................         10,330        16,000
    6,000  GST Telecommunications,
             Inc.+........................         38,425        60,750
       20  Japan Telecom Co., Ltd.........        393,221       384,212
       10  Nippon Telegraph &
             Telephone Corp...............         81,575        96,053
    1,000  PT Telekomunikasi Indonesia....         20,185        32,500
    3,000  Quebec-Telephone...............         44,083        53,445
    1,800  Telecom Argentina Stet-France
             Telecom SA, Sponsored ADR....         69,082        94,500
    2,000  Telecom Corporation of New
             Zealand Ltd., ADR............         62,150        81,500
  150,000  Telecom Italia SpA.............        246,360       449,541
   20,000  Telecomunicacoes Brasileiras
             SA (Telebras), Sponsored
            ADR...........................        613,296     3,035,000
    3,000  Telefonica de Argentina SA,
             Sponsored ADR................         64,387       103,875
   28,000  Telefonica de Espana,
             Sponsored ADR................      1,201,190     2,415,000
   14,000  Telefonos De Mexico SA,
             Class L, ADR.................        458,967       668,500
                                             ------------  ------------
                                                7,016,656    12,841,622
                                             ------------  ------------
           Retail - 0.2%
   25,000  Bruno's Inc....................        282,813       287,500
                                             ------------  ------------
           Satellite - 0.9%
      100  Asia Satellite
            Telecommunications Holdings
            Ltd., Sponsored ADR+..........          2,583         3,013
    7,000  EchoStar Communications
             Corporation, Class A+........        162,972       109,375
    6,000  General Motors Corporation,
             Class H......................        237,950       346,500
    2,000  Globalstar
             Telecommunications+..........         13,663        61,250
    7,000  Orion Network Systems, Inc.+...         68,005        77,000
    1,100  PT Indonesia Satellite, ADR....         36,492        32,931
   70,000  TCI Satellite Entertainment
             Inc., Class A +..............        650,173       551,250
   10,000  U.S. Satellite Broadcasting
             Co.+.........................        196,675        82,500
                                             ------------  ------------
                                                1,368,513     1,263,819
                                             ------------  ------------
           Telecommunications - 1.1%
    2,000  Bruncor Inc....................         34,068        43,307
   40,000  Frontier Corporation...........        741,488       797,500
    1,000  Hellenic Telecommunication
             Organization SA (OTE)........         16,553        23,489
    6,000  Metromedia International
             Group Inc.+..................         65,350        76,125
    2,000  MIDCOM Communications
             Inc.+........................         20,909        10,625
    3,000  NewTel Enterprises Limited.....         45,184        59,203
    3,000  Philippine Long Distance
             Telephone Company............        184,252       192,750
   13,500  Tel-Save Holdings, Inc.+.......         62,645       205,875
                                             ------------  ------------
                                                1,170,449     1,408,874
                                             ------------  ------------
           Telecommunications - Long Distance - 0.9%
   13,000  AT&T Corp......................        449,846       455,812
       50  DDI Corp.......................        401,727       369,368
    7,000  Sprint Corporation.............        168,313       368,375
                                             ------------  ------------
                                                1,019,886     1,193,555
                                             ------------  ------------
           US Regional Operators - 1.5%...
    1,000  Cincinnati Bell Inc............         14,629        31,500
   38,000  C-TEC Corporation, Class B+....      1,055,720     1,306,250
   13,000  GTE Corporation................        443,025       570,375
      731  SBC Communications, Inc........         26,800        45,232
      800  Teleport Communications
             Group Inc., Class A+.........         12,800        27,300
    1,000  US WEST Communications
             Group........................         24,802        37,687
                                             ------------  ------------
                                                1,577,776     2,018,344
                                             ------------  ------------
           Wireless Communications - 6.3%
   65,000  Aerial  Communications Inc.+...        460,585       552,500
   10,000  AirTouch Communications
             Inc.+........................        269,250       273,750

                       See Notes to Financial Statements

The Gabelli Global Multimedia Trust Inc.
Portfolio of Investments (Continued) -- June 30, 1997 (Unaudited)
================================================================================
                                                               Market
   Shares                                          Cost         Value
   ------                                          ----         -----
COMMON STOCKS (Continued)

DISTRIBUTION COMPANIES (Continued)

           International Telephone (Continued)
   10,000  American Paging Inc.+..........      $  49,863     $  15,000
    5,000  BCE Mobile Communications
             Inc.+........................        163,511       155,339
    3,551  Cable & Wireless
             Communications plc, ADR......         78,630        95,433
    1,000  CAI Wireless Systems, Inc.+....          1,125         1,063
   50,000  Centennial Cellular Corp.,
             Class A +....................        815,274       793,750
   25,000  Century Telephone Enterprises,
             Inc..........................        774,250       842,187
   35,000  COMSAT Corporation.............        656,055       833,437
    6,000  CoreComm Inc.+.................        180,308       103,500
   35,000  Iridium World
             Communications Ltd...........        700,000       634,375
    5,000  Loral Space &
             Communications Ltd.+.........         69,750        75,000
   10,000  NEXTEL Communications,
             Inc., Class A+...............        108,882       189,375
    6,000  Omnipoint Corporation+.........         56,130        99,750
   20,000  Palmer Wireless Inc.,
             Class A+.....................        251,800       337,500
    2,000  Pittencrieff Communications,
             Inc.+........................          8,500        11,000
    3,000  Price Communications
             Corporation..................         25,775        26,250
    1,000  Qualcomm, Inc.+................         41,625        50,875
   24,000  Rogers Cantel Mobile
            Communications, Inc.,
            Class B+......................        544,806       454,500
    2,000  Rural Cellular Corp.,
             Class A+.....................         20,250        20,625
  350,000  Telecom Italia Mobile SpA......        433,162     1,133,420
   25,000  Telephone and Data
             Systems, Inc.................      1,055,963       948,437
    5,000  360(degrees)Communications
             Company+.....................         81,100        85,625
   18,000  Total Access
             Communications plc...........        113,625        83,520
   11,000  U.S. Cellular Corporation+.....        340,863       325,875
   20,000  WinStar Communications
             Inc.+........................        263,360       267,500
                                             ------------  ------------
                                                7,564,442     8,409,586
                                             ------------  ------------
TOTAL DISTRIBUTION
  COMPANIES...............................     45,528,759    57,703,333
                                             ------------  ------------
TOTAL COMMON STOCKS.......................     81,546,021   103,073,949
                                             ------------  ------------
PREFERRED STOCKS - 1.6%

           Broadcasting - 0.2%
    4,500  Granite Broadcasting
             Corporation, Preference
             Shares........................       290,857       231,750
                                             ------------  ------------
           Cable - 0.0%
    2,000  Cablevision Systems
             Corporation, Series 1, 8.500%,
             Conv. Pfd.....................        50,000        54,250
                                             ------------  ------------
           Entertainment - 0.1%
    4,000  AMC Entertainment, Inc.,
             1.75, Conv. Pfd..............        105,738       127,000
                                             ------------  ------------
           Global Media and Entertainment - 0.7%
   60,000  News Corporation Limited,
             Sponsored ADR Preference
             Shares........................       957,512       937,500
                                             ------------  ------------
           Wireless Communications - 0.6%
   13,000  AirTouch Communications Inc.,
             Series B, 6.000%, Pfd........        350,933       370,500
    8,000  AirTouch Communications Inc.,
             Series C, 4.250%, Pfd........        355,438       384,000
                                             ------------  ------------
                                                  706,371        754,500
                                             ------------  ------------

TOTAL PREFERRED STOCKS....................      2,110,478     2,105,000
                                             ------------  ------------
COMMON STOCK WARRANTS
  AND RIGHTS - 0.0%
    1,000  Hellenic Telecommunication
             Organization SA (OTE),
             Rights, expire 7/23/97.......              0           117
   10,000  Oriental Press Group, Warrants,
             expire 10/02/1998+...........              0           555
                                             ------------  ------------
TOTAL COMMON STOCK
  WARRANTS AND RIGHTS.....................              0           672
                                             ------------  ------------

                       See Notes to Financial Statements

The Gabelli Global Multimedia Trust Inc.
Portfolio of Investments (Continued) -- June 30, 1997 (Unaudited)
================================================================================
   Principal                                              Market
   Amount                                     Cost         Value
   ------                                          ----         -----
CORPORATE BONDS - 1.8%

           Cable - 1.6%
$1,500,000 HSN, Inc., Conv. Sub. Deb.,
             5.875% due 03/01/2016,
             144A (b)......................     1,500,000     1,867,500
  300,000  Tele-Communications
             International, Inc., Conv.
             Sub. Deb., 4.500%
             due 02/15/2006................       302,208       243,750
                                             ------------  ------------
                                                1,802,208     2,111,250
                                             ------------  ------------
           Entertainment Production - 0.1%
  100,000  Viacom Inc., Sub. Deb.,
             8.000% due 07/07/2006........         86,678        97,750
                                             ------------  ------------
           Equipment - 0.1%
  100,000  Trans-Lux Corporation, Conv.
             Deb., 7.500% due
             12/01/2006....................       100,000       110,500
                                             ------------  ------------
           Software - 0.0%
   50,000  BBN Corp., Conv. Sub. Deb.,
             6.000% due 4/1/2012..........         49,258        48,437
                                             ------------  ------------
TOTAL CORPORATE
  BONDS...................................      2,038,144     2,367,937
                                             ------------  ------------

U.S. TREASURY BILLS - 17.6%
23,778,000 4.42% to 4.89%+ + due
             07/10/1997 - 07/24/1997......     23,704,968    23,704,968
                                             ------------  ------------
TOTAL
  INVESTMENTS...............     97.9%       $109,399,611(a)131,252,526
                                             ============
OTHER ASSETS AND
  LIABILITIES (NET).........      2.1                         2,768,765
                                -----                      ------------
NET ASSETS  ................    100.0%                     $134,021,291
                                =====                      ============

----------
(a) Aggregate cost for Federal tax purposes was $109,412,025. Net unrealized appreciation for Federal tax purposes was $21,840,501 (gross unrealized appreciation was $24,154,956 and gross unrealized depreciation was $2,314,455)
(b) Security exempt from registration under Rule 144A of the Securities Act of 1933, as amended. The security may be resold in transactions exempt from registration, normally to qualified institutional buyers. The market value of his security at June 30, 1997 was $1,867,500, representing 1.39% of total net assets.
+    Non-income producing security
++   Represents annualized yield at date of purchase.
ADR- American Depositary Receipt
ADS- American Depositary Share
GDR- Global Depositary Receipt
ORD- Ordinary Share

                       See Notes to Financial Statements.

                        The Gabelli Multimedia Trust Inc.

Statement of Assets and Liabilities
June 30, 1997 (Unaudited)
================================================================================
Assets:
   Investments at value (Cost $109,399,611) ..................      $131,252,526
   Cash and foreign currency (Cost $66,330) ..................            40,484
   Dividends and interest receivable .........................           165,164
   Unamortized organization costs ............................           166,070
   Receivable for investments sold ...........................         3,096,537
   Prepaid expenses ..........................................            25,634
                                                                    ------------
     Total assets ............................................       134,746,415
                                                                    ------------
Liabilities:
   Payable for investments purchased .........................            60,986
   Payable for offering costs (Preferred Shares) .............           429,625
   Payable for investment advisory fee .......................            84,300
   Accrued directors' fees ...................................             6,250
   Payable for shareholders services fees ....................           101,899
   Accrued expenses and other payables .......................            42,064
                                                                    ------------
     Total liabilities .......................................           725,124
                                                                    ------------
     Net assets ..............................................      $134,021,291
                                                                    ------------
Net Assets Consist of:
   Preferred Stock ($25 per share,
      1,250,000 shares outstanding)
      redemption value .......................................      $ 31,250,000
   Common Stock at par value .................................            11,057
   Additional paid-in capital ................................        78,152,951
   Undistributed net investment income .......................           149,230
   Accumulated net realized gain
      on investments sold ....................................         2,604,777
   Net unrealized appreciation of
  investments and foreign currency ...........................        21,853,276
                                                                    ------------
     Total Net Assets ........................................      $134,021,291
                                                                    ============
Net Asset Value per Common Share
   ($102,585,666/11,056,715 common
shares outstanding; 200,000,000 shares
authorized of $0.001 par value) ..............................      $       9.28
                                                                    ============

Statement of Operations
For the Six Months Ended June 30, 1997 (Unaudited)
================================================================================
Investment Income:
   Interest income ...........................................      $    501,773
   Dividend income (net of foreign withholding
     taxes of $24,756) .......................................           484,644
                                                                    ------------
     Total Investment Income .................................           986,417
                                                                    ------------
Expenses:
   Investment advisory fee ...................................           470,240
   Shareholder communications expense ........................           146,087
   Shareholder services fees .................................            88,945
   Amortization of organization costs ........................            35,000
   Payroll ...................................................            29,547
   Legal and audit fees ......................................            27,869
   Directors' fees ...........................................            22,852
   Other .....................................................            19,300
                                                                    ------------
     Total expenses ..........................................           839,840
                                                                    ------------
Net Investment income ........................................           146,577
                                                                    ------------
Net Realized and Unrealized Gain
  on Investments
   Net realized gain on securities sold ......................         2,658,312
                                                                    ------------
   Net unrealized appreciation
     of securities and foreign currency
       Beginning of period ...................................        10,271,498
       End of period .........................................        21,853,276
                                                                    ------------
   Change in net unrealized appreciation of
     securities and foreign currency .........................        11,581,778
                                                                    ------------
Net realized and unrealized gain
  on investments .............................................        14,240,090
                                                                    ------------
Net increase in net assets resulting from
   operations ................................................      $ 14,386,667
                                                                    ============

Statement of Changes in Net Assets
================================================================================

                                                                      Six Months
                                                                     Ended 6/30/97   Year Ended
                                                                      (Unaudited)     12/31/96
                                                                      -----------     --------
Net Investment Income ............................................  $     146,577   $    121,861
Net realized gain on investments .................................      2,658,312      4,082,549
Net change in unrealized appreciation of investments .............     11,581,778      3,148,676
                                                                    -------------   ------------
Net increase in net assets resulting from operations .............     14,386,667      7,353,086
Distributions to common stock shareholders:
  Dividends paid from net investment income ......................           --         (121,844)
  Distributions paid from net realized capital gains .............           --       (4,082,549)
  Distributions paid in excess of net realized gain on investments           --          (31,812)
Net decrease in net assets from common stock transactions ........     (1,663,320)    (1,234,828)
Net proceeds from issuance of preferred stock ....................     29,836,000           --
                                                                    -------------   ------------
Net increase in net assets .......................................     42,559,347      1,882,053
Net Assets:
Beginning of period ..............................................     91,461,944     89,579,891
                                                                    -------------   ------------
End of period (including undistributed net investment income of
  $149,230 and $2,653, respectively) .............................  $ 134,021,291   $ 91,461,944
                                                                    =============   ============

                       See Notes to Financial Statements.

The Gabelli Global Multimedia Trust Inc.
Notes to Financial Statements (Unaudited)
================================================================================

1. Significant Accounting Policies. The Gabelli Global Multimedia Trust Inc. ("Multimedia Trust") is a closed-end, non-diversified management investment company organized as a Maryland corporation and registered under the Investment Company Act of 1940, as amended (the "1940 Act"), whose primary objective is long-term growth of capital with income as a secondary objective. The Multimedia Trust had no operations prior to November 15, 1994, other than the sale of 10,000 shares of common stock for $100,000 to The Gabelli Equity Trust Inc. (the "Equity Trust"). On November 15, 1994, the Equity Trust contributed $64,382,764 in exchange for 8,587,702 shares of the Multimedia Trust and immediately thereafter distributed to its shareholders all the shares it held of the Multimedia Trust. Investment operations commenced on November 15, 1994. The preparation of financial statements in accordance with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results could differ from those estimates. The following is a summary of significant accounting policies followed by the Multimedia Trust in the preparation of its financial statements.

      Security Valuation. Portfolio securities which are traded on a stock exchange or NASDAQ National Market System are valued at the last sale price as of the close of regular trading on the day the securities are being valued, or lacking any sales, at the mean between closing bid and asked prices. If no asked prices are quoted on such day, then the security is valued at the closing bid price on such day. If no bid or asked prices are quoted on that day, then the security is valued by such method as the Board of Directors shall determine in good faith to reflect its fair market value. Other over-the-counter securities are valued at the mean of the current bid and asked prices as reported by NASDAQ, or, in the case of securities not quoted by NASDAQ, the National Quotation Bureau or other comparable sources as the Board of Directors deems appropriate to reflect their fair value. If no asked prices are quoted on such day, then the security is valued at the closing bid price on that day. Portfolio securities which are traded on more than one national exchange or market are valued according to the broadest and most representative market, as determined by Gabelli Funds, Inc. (the "Adviser"). Securities traded primarily on foreign exchanges are valued at the closing price on such foreign exchange immediately prior to the close of the New York Stock Exchange. Securities and assets for which market quotations are not readily available are valued at fair market value as determined in good faith by or under the direction of the Board of Directors of the Multimedia Trust. Short-term investments that mature in 60 days or fewer are valued at amortized cost, unless the Board of Directors determines that such valuation does not constitute fair value. Short-term instruments having a greater maturity are valued at the highest bid price obtained from a dealer maintaining an active market in those securities or on the basis of prices obtained from a pricing service approved as reliable by the Board of Directors.

      Futures Contracts. The Multimedia Trust may engage in futures contracts for the purpose of hedging against changes in the value of its portfolio securities and in the value of securities it intends to purchase. Such investments will only be made if they are economically appropriate to the reduction of risks involved in the management of the Multimedia Trust's investments. Upon entering into a futures contract, the Multimedia Trust is required to deposit with the broker an amount of cash or cash equivalents equal to a certain percentage of the contract amount. This is known as the "initial margin." Subsequent payments ("variation margin") are made or received by the Multimedia Trust each day, depending on the daily fluctuation of the value of the contract. The daily changes in the contract are recorded as unrealized gains or losses. The Multimedia Trust recognizes a realized gain or loss when the contract is closed. The net unrealized appreciation/depreciation is shown in the financial statements.

The Gabelli Global Multimedia Trust Inc.
Notes to Financial Statements (Unaudited) (Continued)
================================================================================

There are several risks in connection with the use of futures contracts as a hedging device. The change in value of futures contracts primarily corresponds with the value of their underlying instruments, which may not correlate with the change in value of the hedged investments. In addition, there is the risk the Multimedia Trust may not be able to enter into a closing transaction because of an illiquid secondary market.

      Short Sales. The Multimedia Trust may make short sales both to obtain capital gains from anticipated declines in securities and as a form of hedging to offset potential declines in positions in the same or similar securities. A short sale is a transaction in which the Multimedia Trust sells securities it may or may not own in anticipation of a decline in the market price of the securities. To complete a short sale, the Multimedia Trust must arrange through a broker to borrow the securities to be delivered to the buyer. The proceeds received by the Multimedia Trust from the short sale are retained by the broker until the Multimedia Trust replaces the borrowed securities. In borrowing the securities to be delivered to the buyer, the Multimedia Trust becomes obligated to replace the securities borrowed at their market price at the time of replacement, whatever that price may be. The Multimedia Trust must pay any dividends or interest payable on securities while those securities are in short position.

Possible losses from short sales differ from losses that could be incurred from a purchase of a security, because losses from short sales may be unlimited, whereas losses from purchases can equal only the total amount invested.

      Foreign Currency. The books and records of the Multimedia Trust are maintained in United States (U.S.) dollars. Foreign currencies, investments and other assets and liabilities are translated into U.S. dollars at the exchange rates prevailing at the end of the period, and purchases and sales of investment securities, income and expenses are translated on the respective dates of such transactions. Unrealized gains and losses not relating to securities which result from changes in foreign currency exchange rates have been included in unrealized appreciation/depreciation of foreign currency and other assets and liabilities. Unrealized gains and losses of securities, which result from changes in foreign exchange rates as well as changes in market prices of securities, have been included in unrealized appreciation/depreciation of investment securities. Net realized foreign currency gains and losses resulting from changes in exchange rates include foreign currency gains and losses between trade date and settlement date on investment securities transactions, foreign currency transactions and the difference between the amounts of interest and dividends recorded on the books of the Multimedia Trust and the amounts actually received. The portion of foreign currency gains and losses related to fluctuation in exchange rates between the initial trade date and subsequent sale trade date is included in realized gain/(loss) from investment securities sold.

      Securities Transactions and Investment Income. Securities transactions are accounted for as of the trade date with realized gain or loss on investments determined using specific identification as the cost method. Interest income (including amortization of premium and accretion of discount) is recorded as earned. Dividend income is recorded on the ex-dividend date.

      Dividends and Distributions to Shareholders. Distributions to shareholders are recorded on the ex-dividend date. Income distributions and capital gain distributions are determined in accordance with income tax regulations which may differ from generally accepted accounting principles. These differences are primarily due to differing treatments of income and gains on various investment securities held by the Multimedia Trust, temporary differences and differing characterization of distributions made by the Multimedia Trust.

The Gabelli Global Multimedia Trust Inc.
Notes to Financial Statements (Unaudited) (Continued)
================================================================================

      Provision for Income Taxes. The Multimedia Trust has qualified and intends to continue to qualify as a regulated investment company under Subchapter M of the Internal Revenue Code of 1986, as amended. As a result, a Federal income tax provision is not required.

      Deferred Organization Expenses. A total of $350,000 was incurred in connection with the organization of the Multimedia Trust. These costs have been deferred and are being amortized on a straight-line basis over a period of 60 months from the date the Multimedia Trust commenced investment operations.

2.Agreements and Transactions with Affiliates. The Multimedia Trust has entered into an investment advisory agreement (the "Advisory Agreement") with the Adviser which provides that the Multimedia Trust will pay the Adviser on the first business day of each month a fee for the previous month at the annual rate of 1.00% of the Multimedia Trust's average weekly net assets. In accordance with the Advisory Agreement, the Adviser manages the Multimedia Trust's portfolio, makes investment decisions for the Multimedia Trust, places orders to purchase and sell securities of the Multimedia Trust and oversees the administration of all aspects of the Multimedia Trust's business and affairs. The Adviser has agreed to waive the management fee on the incremental assets attributable to the cumulative preferred stock if the total return of the Trust does not exceed the stated dividend rate on the preferred shares plus the associated advisory fees in a given year. For the six months ended June 30, 1997, the unearned advisory fee was $22,260.

During the six months ended June 30, 1997, Gabelli & Company, Inc. ("Gabelli & Company") and its affiliates received $17,796 in brokerage commissions as a result of executing agency transactions in portfolio securities on behalf of the Multimedia Trust.

3. Portfolio Securities. Cost of purchases and proceeds from sales of securities, other than short-term securities, aggregated $38,291,644 and $23,298,550, respectively, for the six months ended June 30, 1997.

4. Capital. The Board of Directors of the Multimedia Trust has authorized the repurchase of up to 750,000 shares of the Trust's outstanding common stock. For the six months ended June 30, 1997, the Multimedia Trust repurchased 239,833 shares of its common stock in the open market at a cost of $1,663,320 and an average discount of approximately 18.03% from its net asset value. All shares repurchased have been retired.

Common stock transactions were as follows:

                                                   Six Months Ended           Year Ended
                                                     June 30, 1997         December 31, 1996
                                                ----------------------    --------------------
                                                 Shares       Amount      Shares       Amount
                                                 ------       ------      ------       ------
Shares repurchased by the Multimedia Trust ..   (239,833)  $(1,663,320)  (180,000)  $(1,234,828)
                                                --------   -----------   --------   -----------
Net Decrease ................................   (239,833)  $(1,663,320)  (180,000)  $(1,234,828)
                                                --------   -----------   --------   -----------

The Multimedia Trust's Articles of Incorporation authorize the issuance of up to 2,000,000 shares of $0.001 par value preferred stock. On June 4, 1997, the Multimedia Trust received proceeds of $31,250,000 (before offering costs and underwriting discounts of $1,414,000) from the public offering of 1,250,000 shares of Cumulative Preferred Stock. The Cumulative Preferred Stock is senior to the Common Stock and results in the financial leveraging of the Common Stock. Such leveraging tends to magnify both the risks and opportunities to Common Shareholders. Dividends on shares of Cumulative Preferred Stock are cumulative. The Multimedia Trust is required to meet certain asset coverage tests with respect to the Cumulative Preferred Stock. If the Multimedia Trust fails to meet these requirements and does not correct such failure, the

The Gabelli Global Multimedia Trust Inc.
Notes to Financial Statements (Unaudited) (Continued)
================================================================================

Multimedia Trust may be required to redeem, in part or in full, Cumulative Preferred Stock at a redemption price of $25.00 per share plus an amount equal to the accumulated and unpaid dividends on such shares in order to meet these requirements. Additionally, failure to meet the foregoing asset requirements could restrict the Multimedia Trust's ability to pay dividends to Common Shareholders and could lead to sales of portfolio securities at inopportune times. At June 30, 1997, 1,250,000 shares of the Cumulative Preferred Stock were outstanding with dividends payable at the fixed rate of $1.98 per share, which amounted to $185,625. The income received on the Multimedia Trust's assets may vary in a manner unrelated to the fixed rate, which could have either a beneficial or detrimental impact on net investment income and gains available to Common Shareholders.

5. Industry Concentration.

Because the Multimedia Trust primarily invests in common stocks and other securities of foreign and domestic companies in the telecommunications, media, publishing and entertainment industries, its portfolio may be subject to greater risk and market fluctuations than a portfolio of securities representing a broad range of investments.

The Gabelli Global Multimedia Trust Inc.
Financial Highlights
================================================================================

Per share amounts for a Multimedia Trust common share outstanding throughout the period

                                                          Six
                                                         Months
                                                         Ended
                                                        June 30,                  Year Ended December 31,
                                                          1997           ---------------------------------------
                                                       (Unaudited)          1996           1995           1994
                                                       -----------          ----           ----           ----
Operating Performance
Net asset value, beginning of period .................  $    8.10        $    7.81      $    7.51      $    7.50
                                                        ---------        ---------      ---------      ---------
  Net investment income ..............................       0.01             0.01           0.08           0.03
  Net realized and unrealized gain on investments .....       1.30             0.63           0.98           0.03
                                                        ---------        ---------      ---------      ---------
     Total from investment operations ................       1.31             0.64           1.06           0.06
                                                        ---------        ---------      ---------      ---------
Increase/(decrease)in net asset value from
    share transactions ...............................         --             0.02          (0.46)            --
Offering expenses charged to capital surplus .........      (0.13)              --          (0.05)            --
Distributions to shareholders from:
  Net investment income ..............................         --            (0.01)         (0.08)         (0.03)
  Net realized gains .................................         --            (0.36)         (0.17)            --
  Distributions in excess of net investment income
    and/or net realized gains ........................         --            (0.00)(a)      (0.00)(a)      (0.01)
  Paid-in capital ....................................         --               --             --          (0.01)
                                                        ---------        ---------      ---------      ---------
     Total distributions .............................         --            (0.37)         (0.25)         (0.05)
                                                        ---------        ---------      ---------      ---------
Net asset value, end of period .......................  $    9.28        $    8.10      $    7.81      $    7.51
                                                        ---------        ---------      ---------      ---------
Market value, end of period ..........................  $   7.563        $   6.875      $   6.760      $   7.375
                                                        ---------        ---------      ---------      ---------
Net Asset Value Total Return** .......................       14.7%             9.4%          14.1%           0.8%
                                                        ---------        ---------      ---------      ---------
Total Investment Return*** ...........................       10.0%             7.4%           0.4%          (7.9)
                                                        ---------        ---------      ---------      ---------
Ratios to average net assets/supplemental data:
Net assets, end of period (in 000's) .................  $ 134,021        $  91,462      $  89,580      $  64,606
  Ratio of net investment income to average net assets       0.30%+(c)        0.13%          1.24%          3.15%
  Ratio of operating expenses to average net assets ..       1.71%+(c)        1.87%          2.04%          1.74%
  Portfolio turnover rate ............................       28.2%           32.1%          86.0%           0.0%
  Average commission rate (per share of security)(b)    $  0.0395        $  0.0367            N/A            N/A

----------

*     The Multimedia Trust commenced operations on November 15, 1994.
** Based on net asset value per share, adjusted for reinvestments of all distributions and rights offering in 1995.
*** Based on market value per share, adjusted for reinvestments of all distributions and rights offering in 1995.
+     Annualized
(a)   Amount represents less than $0.005 per share.
(b) Average commission rate (per share of security)as required by amended SEC disclosure requirements effective for fiscal year beginning after September 1, 1995.
(c) The ratios of net investment income and operating expenses to average net assets without the management fee reduction were 0.25% and 1.75%, respectively, for the six months ended June 30, 1997 (annualized).

                         AUTOMATIC DIVIDEND REINVESTMENT
                        AND VOLUNTARY CASH PURCHASE PLAN

Enrollment in the Plan

      It is the policy of The Gabelli Global Multimedia Trust Inc. ("Multimedia Trust") to automatically reinvest dividends. As a "registered" shareholder you automatically become a participant in the Multimedia Trust's Automatic Dividend Reinvestment Plan (the "Plan"). The Plan authorizes the Multimedia Trust to issue shares to participants upon an income dividend or a capital gains distribution regardless of whether the shares are trading at a discount or a premium to net asset value. All distributions to shareholders whose shares are registered in their own names will be automatically reinvested pursuant to the Plan in additional shares of the Multimedia Trust. Plan participants may send their stock certificates to State Street Bank and Trust Company to be held in their dividend reinvestment account. Registered shareholders wishing to receive their distribution in cash must submit this request in writing to:

                    The Gabelli Global Multimedia Trust Inc.
                     c/o State Street Bank and Trust Company
                                  P.O. Box 8200
                              Boston, MA 02266-8200

      Shareholders requesting this cash election must include the shareholder's name and address as they appear on the share certificate. Shareholders with additional questions regarding the Plan may contact State Street Bank and Trust Company at 1 (800) 336-6983.

      Shareholders wishing to liquidate reinvested shares held at State Street Bank and Trust Company must do so in writing or by telephone. Please submit your request to the above mentioned address or telephone number. Include in your request your name, address and account number. The cost to liquidate shares is $2.50 per transaction as well as the brokerage commission incurred. Brokerage charges are expected to be less than the usual brokerage charge for such transactions.

      If your shares are held in the name of a broker, bank or nominee, you should contact such institution. If such institution is not participating in the Plan, your account will be credited with a cash dividend. In order to participate in the Plan through such institution, it may be necessary for you to have your shares taken out of "street name" and re-registered in your own name. Once registered in your own name your dividends will be automatically reinvested. Certain brokers participate in the Plan. Shareholders holding shares in "street name" at such participating institutions will have dividends automatically reinvested. Shareholders wishing a cash dividend at such institution must contact their broker to make this change.

      The number of shares of Common Stock distributed to participants in the Plan in lieu of cash dividends is determined in the following manner. Under the Plan, whenever the market price of the Multimedia Trust's Common Stock is equal to or exceeds net asset value at the time shares are valued for purposes of determining the number of shares equivalent to the cash dividends or capital gains distribution, participants are issued shares of Common Stock valued at the greater of (i) the net asset value as most recently determined or (ii) 95% of the then current market price of the Multimedia Trust's Common Stock. The valuation date is the dividend or distribution payment date or, if that date is not a New York Stock Exchange trading day, the next trading day. If the net asset value of the Common Stock at the time of valuation exceeds the market price of the Common Stock, participants will receive shares from the Multimedia Trust valued at market price. If the Multimedia Trust should declare a dividend or capital gains distribution payable only in cash, State Street will buy Common Stock in the open market, or on the New York Stock Exchange or elsewhere, for the participants' accounts, except that State Street will endeavor to terminate purchases in the open market and cause the Multimedia Trust to issue shares at net asset value if, following the commencement of such purchases, the market value of the Common Stock exceeds the then current net asset value.

      The automatic reinvestment of dividends and capital gains distributions will not relieve participants of any income tax which may be payable on such distributions. A participant in the Plan will be treated for Federal income tax purposes as having received, on a dividend payment date, a dividend or distribution in an amount equal to the cash the participant could have received instead of shares.

      The Multimedia Trust reserves the right to amend or terminate the Plan as applied to any voluntary cash payments made and any dividend or distribution paid subsequent to written notice of the change sent to the members of the Plan at least 90 days before the record date for such dividend or distribution. The Plan also may be amended or terminated by State Street on at least 90 days' written notice to participants in the Plan.

Voluntary Cash Purchase Plan

      The Voluntary Cash Purchase Plan is yet another vehicle for our shareholders to increase their investment in the Multimedia Trust. In order to participate in the Voluntary Cash Purchase Plan, shareholders must have their shares registered in their own name and participate in the Dividend Reinvestment Plan.

      Participants in the Voluntary Cash Purchase Plan have the option of making additional cash payments to State Street Bank and Trust Company for investments in the Multimedia Trust's shares at the then current market price. Shareholders may send an amount from $250 to $10,000. State Street Bank and Trust Company will use these funds to purchase shares in the open market on or about the 15th of each month. State Street Bank and Trust Company will charge each shareholder who participates $0.75, plus a pro rata share of the brokerage commissions. Brokerage charges for such purchases are expected to be less than the usual brokerage charge for such transactions. It is suggested that any voluntary cash payments be sent to State Street Bank and Trust Company, P.O. Box 8200, Boston, MA 02266-8200 such that State Street receives such payments approximately 10 days before the 15th of the month. Funds not received at least five days before the investment date shall be held for investment in the following month. A payment may be withdrawn without charge if notice is received by State Street Bank and Trust Company at least 48 hours before such payment is to be invested.

      For more information regarding the Dividend Reinvestment Plan and Voluntary Cash Purchase Plan, brochures are available by calling (914) 921-5070 or by writing directly to the Multimedia Trust.

                             DIRECTORS AND OFFICERS

                    THE GABELLI GLOBAL MULTIMEDIA TRUST INC.
                    One Corporate Center, Rye, NY 10580-1434

Directors

Mario J. Gabelli, CFA
  Chairman

Dr. Thomas E. Bratter
  President, John Dewey Academy

Bill Callaghan
  President, Bill Callaghan Associates

Felix J. Christiana
  Former Senior Vice President
  Dollar Dry Dock Savings Bank

James P. Conn
  Managing Director/Chief Investment Officer,
  Financial Security Assurance Holdings Ltd.

Karl Otto Pohl
  Former President, Deutsche Bundesbank

Anthony R. Pustorino
  Certified Public Accountant
  Professor, Pace University

Salvatore J. Zizza
  Chairman & Chief Executive Officer,
  The Lehigh Group, Inc.

Officers

Mario J. Gabelli, CFA
  President & Chief Investment Officer

Bruce N. Alpert
  Vice President & Treasurer

Peter W. Latartara
  Assistant Vice President

James E. McKee
  Secretary

Investment Advisor

Gabelli Funds, Inc.
One Corporate Center
Rye, New York  10580-1434

Custodian

State Street Bank and Trust Company

Counsel

Willkie Farr & Gallagher

Transfer Agent and Registrar

State Street Bank and Trust Company

Stock Exchange Listing

NYSE-Symbol:  GGT
Shares Outstanding 11,056,715

The Net Asset Value appears in the Publicly Traded Funds column, under the heading "General Equity Funds," in Saturday's The New York Times and "Specialized Equity Funds" in Monday's The Wall Street Journal. It is also listed in Barron's Mutual Funds/Closed End Funds section under the heading "Specialized Equity Funds".

The Net Asset Value may be obtained each day by calling (914) 921-5071.


--------------------------------------------------------------------------------
For general information about the Gabelli Funds, call 1-800-GABELLI (1-800-422-3554), fax us at 914-921-5118, visit Gabelli Funds' Internet homepage at: http://www.gabelli.com or e-mail us at: closedend@gabelli.com
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

Notice is hereby given in accordance with Section 23(c) of the Investment Company Act of 1940, as amended, that the Multimedia Trust may from time to time purchase shares of its capital stock in the open market when the Multimedia Trust shares are trading at a discount of 10% or more from the net asset value of the shares.
--------------------------------------------------------------------------------

THE GABELLI GLOBAL MULTIMEDIA TRUST INC.                       ----------------
One Corporate Center                                           FIRST CLASS MAIL
Rye, NY 10580-1434                                               U.S. POSTAGE
Internet: http:/ /www.gabelli.com                                    PAID
e-mail: closedend@gabelli.com*                                     RYE, NY
                                                                PERMIT No. 109
                                                               ----------------


                                                              Semi-Annual Report
                                                              June 30, 1997

                                                                           06/97